UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2025

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-287287	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500,

New York, NY 10151

(Address of principal executive offices, including zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

Roth CH Holdings, Inc.

2340 Collins Avenue, Suite 402

Miami, Florida 33141

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2025, SharonAI, Inc. (“SharonAI Inc.”) and SharonAI Pty Ltd (“SharonAI Pty Ltd”), each a subsidiary of SharonAI Holdings Inc. (“SharonAI”), entered into a Convertible Note Agreement (the “Agreement”) with certain investors (the “Noteholders”), pursuant to which the Noteholders agreed to provide financing in the aggregate principal amount of approximately US$ 100,000,000 of unsecured, redeemable, convertible notes (the “Notes”). Canaccord Genuity Australia served as the sole lead manager for the transaction.

Promptly after entering into the Agreement, SharonAI Inc. assigned, and SharonAI assumed, the obligations and responsibilities of SharonAI Inc. in connection with and arising out of the Agreement and the Notes.

Pursuant to the Agreement, SharonAI and its subsidiaries (“we,” “us,” or the “Company”) may accept additional over-subscriptions up to a maximum aggregate total of US$200 million until January 15, 2026. The Notes bear interest at a rate of 12% per annum from April 19, 2026, through December 18, 2026, and 15% per annum on and from the December 19, 2026 until the Notes are redeemed, cancelled or converted. The Notes mature on December 19, 2027 (the “Maturity Date”), unless earlier converted or redeemed.

Under the terms of the Agreement, the Notes may be converted into shares of Class A Ordinary Common Stock of SharonAI in certain circumstances, including by the Company prior to a Corporate Event (as defined in the Agreement), upon completion of an initial public offering on the Australian Securities Exchange or other securities exchange (subject to additional terms) or at maturity. Upon conversion, the number of shares issuable is calculated based on the sum of principal and accrued interest divided by the lower of a discounted transaction price or a predetermined valuation cap or maturity conversion price. Conversion and issuance of securities pursuant to the Notes are subject to compliance with the rules of the Nasdaq Stock Market LLC or prior stockholder approval.

Redemption rights are available to the Noteholders on the Maturity Date or upon the occurrence of an event of default (if not converted), in which case the redemption price includes both principal and accrued but unpaid interest.

The proceeds from the offering are expected to be used primarilty to accelerate the deployment of high density computing power in the form of NVIDIA GPUs, including B200’s, B300’s and GB300’s.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered and sold in reliance on applicable exemptions from registration pursuant to Regulation S or Rule 506(b) of Regulation D, or Section 4(a)(2) of the Securities Act because, among other things, the transaction did not involve a public offering, the investors are accredited investors, the investors are taking the securities for investment and not resale, the Company took appropriate measures to restrict the transfer of the securities and certain of the Noteholders are not US persons in the United States. The securities have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Agreement contains representations, warranties and covenants of the Company and the Noteholder that are customary for a transaction of this nature. The Agreement also contains indemnification obligations of the parties thereto.

The foregoing description of the Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in Item 1.01 are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures contained in Item 1.01 are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 22, 2025, the Company issued a press release announcing the closing of the transactions contemplated by the Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act of 1934, as amended, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Convertible Note Agreement
99.1	Press Release, dated December 22, 2025
104	Cover Page Interactive Data File

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report or any exhibit to this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of the Company’s need and ability to raise additional capital, changes in business plans, service or product offerings, use of proceeds, the Company’s acceleration or expansion of relationships and partnerships and/or deployment of assets, and further or new regulation of the Company’s business. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Registration Statement on Form S-4 filed with the SEC on October 21, 2025, as amended, and in other filings that the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS, INC.

	By:	/s/ Wolfgang Schubert
	Name:	Wolfgang Schubert
	Title:	Chief Executive Officer

Date: December 22, 2025